Exhibit 99.1

E-COMPASS ACQUISITION CORP.

INDEX TO FINANCIAL STATEMENT

Report of Independent Registered Public Accounting Firm	F-2

Balance Sheet as of August 18, 2015	F-3

Notes to the Balance Sheet	F-4

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

E-compass Acquisition Corp.

We have audited the accompanying balance sheet of E-compass Acquisition Corp. (the “Company”) as of August 18, 2015. The Company’s management is responsible for the balance sheet. Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of E-compass Acquisition Corp. as of August 18, 2015 in conformity with accounting principles generally accepted in the United States of America.

/s/ UHY LLP

August 24, 2015

New York, New York

F-2

E-Compass Acquisition Corp.

Balance Sheets

As of August 18, 2015

ASSETS

Current Assets
Cash	$809,517
Prepaid Expenses	20,800
Total Current Assets	830,317

Cash held in trust account	40,800,000
Total Assets	$41,630,317

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Note payable to shareholder	$165,000
Offering costs payable	71,202
Total Current Liabilities	236,202

Deferred underwriting compensation	600,000
Total Liabilities	836,202

Commitments and Contingencies
Common stock subject to possible conversion; 3,000,000 (at conversion value of $10.00 for the 1,000,000 shares for the lead investor and $10.40 per share for others)	30,800,000

Shareholders' Equity
Preferred shares, $.0001 par value, authorized 1,000,000 shares; none issued	-
Ordinary shares, $.0001 par value, authorized 100,000,000 shares, 2,460,000 shares issued and outstanding	246
Additional paid- in capital	9,999,215
Accumulated deficit	(5,346)
Total Shareholders' Equity	9,994,115

Total Liabilities and Shareholders' Equity	$41,630,317

The accompanying notes are an integral part of these financial statements.

F-3

E-COMPASS ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

As of August 18, 2015

Note 1 — Organization and Plan of Business Operations

Organization and General

E-Compass Acquisition Corp. (the “Company”) was incorporated in Cayman Islands on September 23, 2014 as a blank check company whose objective is to enter into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities, or entering into contractual arrangements that give the Company control over such businesses or entities (a “Business Combination”).

At August 18, 2015, the Company had not yet commenced any operations. All activity through August 18, 2015 relates to the Company’s formation and the public offering described below. The Company has selected December 31 as its fiscal year end.

Financing

The registration statement for the Company’s initial public offering (the “Public Offering” as described in Note 3) was declared effective by the United States Securities and Exchange Commission (“SEC”) on August 12, 2015. The Company consummated the Public Offering on August 18, 2015 of 4,000,000 units at $10.00 per unit (the “Public Units’) and sold to an affiliate of the Company’s Chairman and Chief Executive Officer 310,000 units at $10.00 per unit (the “Private Units”) in a private placement (Note 4). The Company received net proceeds of approximately $41,900,000.

The Company introduced the underwriter in the Public Offering to investors, who are referred as the “Lead Investors” that are interested in purchasing at least $20,000,000 of the units being offered. The Lead Investors will be required to waive their right to receive $0.40 per share purchased by them in the Public Offering in the event they seek to convert such shares into cash held in the trust account described below in connection with an initial Business Combination or upon liquidation if the Company is unable to consummate an initial Business Combination within the required time period so that Public Shareholders will receive at least $10.40 per share purchased by them in the Public Offering upon conversion or liquidation.

Trust Account

Upon the closing of the Public Offering and the private placement, $40,800,000 was placed in a trust account (the “Trust Account”) with Continental Stock Transfer & Trust Company acting as trustee.

F-4

The funds held in the Trust Account can be invested in United States government treasury bills, bonds or notes, having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act until the earlier of (i) the consummation of the Company’s initial Business Combination and (ii) the Company’s failure to consummate a Business Combination within 18 months from the closing of the Public Offering. Placing funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, service providers, prospective target businesses or other entities it engages, execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, the interest earned on the Trust Account balance may be released to the Company to fund working capital requirements as well as to pay the Company’s tax obligations.

Business Combination

The Company’s efforts to identify a prospective target business will not be limited to a particular industry or geographic location although the Company initially intends to focus on target businesses in the People’s Republic of China that operate in the e-commerce and consumer retail industry. Furthermore, there is no assurance that the Company will be able to successfully effect an initial Business Combination.

The Company, after signing a definitive agreement for an initial Business Combination, is required to provide shareholders (“Public Shareholders”) who acquired ordinary shares (“Public Shares”) in the Public Offering with the opportunity to convert their Public Shares for a pro rata share of the Trust Account. The Company will only consummate such Business Combination if it has at least $5,000,001 of net tangible assets upon close of such Business Combination. However, a Lead Investor in the Public Offering has agreed to hold at least 1,000,000 Public Shares through the consummation of an initial Business Combination, vote such shares in favor of such proposed initial Business Combination and not seek conversion with respect to such shares in connection therewith. As a result, the Company expects to meet the $5,000,001 net tangible asset requirement in order to complete an initial Business Combination. The holders of the 1,150,000 ordinary shares purchased prior to the Company’s Public Offering (“Initial Shareholders”) have also agreed to vote any shares they then hold in favor of any proposed initial Business Combination and to waive any conversion rights with respect to these shares and the shares underlying the Private Units.

In connection with any proposed Business Combination, the Company will seek shareholder approval of an initial Business Combination at a meeting called for such purpose at which shareholders may seek to convert their shares, regardless of whether they vote for or against the proposed Business Combination. Any Public Shareholder voting either for or against such proposed Business Combination will be entitled to demand that his Public Shares be converted into a full pro rata portion of the amount then in the Trust Account (initially approximately $10.40 per share for Public Shareholders or $10.00 per share for the Lead Investor), including any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay its taxes. Rights sold as part of the Units (“Rights”) will not be entitled to vote on the proposed Business Combination and will have no conversion or liquidation rights.

F-5

Notwithstanding the foregoing, the Amended and Restated Memorandum and Articles of Association of the Company in effect upon consummation of the Public Offering provide that a Public Shareholder, together with any affiliate or other person with whom such Public Shareholder is acting in concert or as a “group” (within the meaning of Section 13 of the Securities Act of 1934, as amended), will be restricted from seeking conversion rights with respect to an aggregate of more than 20% of the ordinary shares sold in the Public Offering (but only with respect to the amount over 20% of the ordinary shares sold in the Public Offering). A “group” will be deemed to exist if Public Shareholders (i) file a Schedule 13D or 13G indicated the presence of a group or (ii) acknowledge to the Company that they are acting, or intend to act, as a group.

Liquidation

Pursuant to the Company’s Amended and Restated Memorandum and Articles of Association, if the Company is unable to complete its initial Business Combination within 18 months from the closing of the Public Offering, it will trigger the Company’s automatic winding up, dissolution and liquidation. If the Company is unable to consummate an initial Business Combination and liquidates, each Public Shareholder will receive a full pro rata portion of the amount then in the Trust Account, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay any of its taxes. Holders of Rights will receive no proceeds in connection with the liquidation with respect to such rights. The Initial Shareholders and the holders of Private Units will not participate in any redemption distribution with respect to their initial shares and Private Units, including the ordinary shares included in the Private Units.

If the Company is unable to conclude its initial Business Combination and expends all of the net proceeds of the Public Offering not deposited in the Trust Account, without taking into account any interest earned on the Trust Account, the Company expects that the initial per-share redemption price for ordinary shares will be $10.40 for Public Shareholders and $10.00 for the Lead Investor. The proceeds deposited in the Trust Account could, however, become subject to claims of the Company’s creditors that are in preference to the claims of the Company’s shareholders. In addition, if the Company is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in its bankruptcy estate and subject to the claims of third parties with priority over the claims of the Company’s common shareholders. Therefore, the actual per-share redemption price may be reduced.

The Company will pay the costs of any subsequent liquidation from the remaining assets outside of the Trust Account. If such funds are insufficient, Richard Xu and Chen Liu have agreed to pay the funds necessary to complete such liquidation (currently anticipated not to exceed $15,000) and have agreed not to seek repayment of such expenses.

F-6

Emerging Growth Company

Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) permits emerging growth companies to delay complying with new or revised financial accounting standards that do not yet apply to private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act). The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Note 2 — Significant Accounting Policies

Basis of Presentation

The accompanying balance sheet of the Company is presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the accounting and disclosure rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

Development Stage Company

The Company complies with the reporting requirements of FASB ASC Topic 915, “Development Stage Entities” and early adopted Accounting Standards Update 2014-10 (“ASU 2014-10”). At August 18, 2015, the Company has not commenced any operations nor generated revenue to date. All activity through August 18, 2015 relates to the Company’s formation and the Public Offering. Following such offering, the Company will not generate operating revenues until after completion of a Business Combination, at earliest. The Company will generate non-operating income in the form of interest income on the designated Trust Account after the Public Offering.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the U.S. Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

F-7

Offering Costs

The Company complies with the requirements of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A – “Expenses of Offering”. Offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the Public Offering and that were charged to stockholders’ equity upon the completion of the Public Offering. Accordingly, on August 18, 2015, offering costs totaling $2,886,855 have been charged to stockholders’ equity (consisting of $1,800,000 in underwriters’ fees, plus $525,639 of other cash expenses, and a non-cash charge of $561,216 to record the fair value of the UPO (as described in Note 3 - Accounting for UPO)).

Redeemable Ordinary Shares

All of the 4,000,000 common shares sold as part of the units in the Public Offering contain a conversion feature which allows for the conversion of common shares under the Company’s Liquidation or Stockholder Approval provisions. In accordance with ASC 480, such provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of ASC 480. Although the Company did not specify a maximum conversion threshold, its charter provides that in no event will it allow conversion of Public Shares in an amount that would cause its net tangible assets (stockholders’ equity) to be less than $5,000,001. Further, the Lead Investor holding 1,000,000 Public Units (which includes 1,000,000 shares), has agreed to hold 1,000,000 common shares through the consummation of an initial Business Combination, vote such shares in favor of such proposed initial Business Combination and not seek conversion of such common shares. Accordingly, at August 18, 2015, 3,000,000 of the 4,000,000 Public Shares were classified outside of permanent equity at its conversion value.

Use of estimates

The preparation of the balance sheet in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

F-8

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition. The Company has identified Cayman Islands as its only “major” tax jurisdiction, as defined. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. Since the Company was incorporated on September 23, 2014, the evaluation was performed for upcoming 2014 tax year which will be the only period subject to examination. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material changes to its financial position. The Company’s policy for recording interest and penalties associated with income tax audits is to record such items as a component of income tax expense.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

Note 3 —Public Offering

Public Units

On August 18, 2015, the Company sold 4,000,000 units at a price of $10.00 per Public Unit in the Public Offering. Each Public Unit consists of one ordinary share of the Company, $0.0001 par value per share (the “Public Shares”), and one right (the “Public Rights”). Each Public Right entitles the holder to receive one-tenth (1/10) of an ordinary share upon consummation of an initial Business Combination. In addition, the Company has granted Cantor Fitzgerald & Co., the underwriter of the Public Offering, a 45-day option to purchase up to 600,000 Public Units solely to cover over-allotments, if any.

If the Company does not complete its Business Combination within the necessary time period described in Note 1, the Public Rights will expire and be worthless. Since the Company is not required to net cash settle the Rights and the Rights are exercisable upon the consummation of an initial Business Combination, the Management determined that the Rights are classified within shareholders’ equity as “Additional paid-in capital” upon their issuance in accordance with ASC 815-40. The proceeds from the sale are allocated to Public Shares and Rights based on the relative fair value of the securities in accordance with ASC 470-20-30. The value of the Public Shares and Rights will be based on the closing price paid by investors.

The Company paid an upfront underwriting discount of $1,200,000 (3.0%) of the per unit offering price to the underwriter at the closing of the Public Offering, with an additional fee (the “Deferred Discount”) of 1.5% of the gross offering proceeds (and 4.5% of the gross offering proceeds from the Units sold in the over-allotment option) payable upon the Company’s completion of the Business Combination. The Deferred Discount will become payable to the underwriter from the amounts held in the Trust Account solely in the event the Company completes its Business Combination. The underwriter is not entitled to any interest accrued on the Deferred Discount.

F-9

The Company also sold to the underwriter and/or its designees, at the time of the closing of the Public Offering, for an aggregate of $100.00, an option (“Unit Purchase Option” or “UPO”) to purchase 300,000 Units. The UPO will be exercisable at any time, in whole or in part, during the period commencing on the later of August 12, 2016 and the closing of the Company’s initial Business Combination and terminating on the fifth anniversary of the effective date (August 12, 2020) at a price per Unit equal to $10.00. Accordingly, after the Business Combination, the purchase option will be to purchase 330,000 ordinary shares (which includes 30,000 ordinary shares to be issued for the rights included in the units). The Units issuable upon exercise of this option are identical to the Public Units in the Offering.

Accounting for UPO

The Company has accounted for the fair value of the UPO, inclusive of the receipt of a $100 cash payment, as an expense of the Offering resulting in a charge directly to shareholders’ equity. The Company estimates that the fair value of the UPO is approximately $561,000(or $1.87 per unit) using the Black-Scholes option-pricing model. The fair value of the UPO is estimated as of the date of grant using the following assumptions: (1) expected volatility of 15%, (2) risk-free interest rate of 1.60% and (3) expected life of five years. The UPO will be exercised on a “cashless” basis, such that the holder may use the appreciated value of the unit purchase option (the difference between the exercise prices of the UPO and the underlying Rights and the market price of the Units and underlying ordinary shares) to exercise the UPO without the payment of any cash. The Company will have no obligation to net cash settle the exercise of the UPO or the Rights underlying the UPO. The holder of the UPO will not be entitled to exercise the UPO unless a registration statement covering the securities underlying the UPO is effective or an exemption from registration is available. If the holder is unable to exercise the UPO, the UPO will expire worthless.

The Company granted to the holders of the UPO demand and “piggy back” registration rights for periods of five and seven years, respectively, from the effective date of the UPO, including securities directly and indirectly issuable upon exercise of the UPO.

Note 4 — Related Party Transactions

Private Units

Lodestar Investment Holdings I LLC has purchased 310,000 Private Units at $10.00 per unit (for an aggregate purchase price of $3,100,000) from the Company. All of the proceeds received from the sale of the Private Units have been placed in the Trust Account. The Private Units are identical to the Public Units, except that the holder has agreed (i) to vote the ordinary shares included therein in favor of any proposed Business Combination, (ii) not to propose, or vote in favor of, an amendment to the Company’s amended and restated memorandum and articles of association with respect to pre-Business Combination activities prior to the consummation of such a Business Combination unless the Company offers dissenting holders the right to get their pro rata portion of the Trust Account, (iii) not to convert any ordinary shares included therein into the right to receive cash for the Trust Account in connection with a shareholder vote to approve the proposed initial Business Combination and (iv) that the ordinary shares included therein shall not participate in any liquidating distribution upon winding up if a Business Combination is not consummated. Additionally, the holder has agreed not to transfer, assign or sell any of the Private Units or underlying securities (except to certain permitted transferees) until the completion of the initial Business Combination.

F-10

Note Payable to Initial Shareholder

The Company issued a $115,000 principal amount unsecured promissory note to Lodestar Investment Holdings I LLC, an affiliate of the Initial Shareholder, on October 31, 2014. In April 2015, Lodestar Investment Holdings I LLC loaned the Company an additional $50,000. The notes are non-interest bearing and payable on the earlier of (i) October 31, 2015, (ii) the consummation of the Public Offering or (iii) the date on which the Company determines not to proceed with the Public Offering. Due to the short- term nature of the note, the fair value of the note approximates the carrying amount. The Notes have not been repaid as of the issuance date of the report.

Expense Advance Agreement

All expenses incurred by the Company prior to an initial Business Combination may be paid only from the net proceeds of the Public Offering and related private placements not held in the Trust Account.

Thus, in order to meet the Company’s working capital needs following the consummation of the Public Offering if the funds not held in the Trust Account and interest earned on the funds held in the Trust Account available to the Company are insufficient, the Company’s officers, directors or Initial Shareholders or their respective affiliates may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. Up to $500,000 of the notes may, at the lender’s discretion, be converted upon consummation of an initial Business Combination into additional private units at a price of $10.00 per unit (“Working Capital Units”). The Company’s directors and shareholders have approved the issuance of the ordinary shares upon conversion of such notes, to the extent the holder wishes to so convert them at the time of the consummation of an initial Business Combination. If the Company does not complete an initial Business Combination, the loans will only be repaid with funds not held in the Trust Account, to the extent available.

Note 5 — Commitments

Deferred Underwriter Commission

The Company is committed to pay the Deferred Discount of 1.5% of the gross offering proceeds, in the amount of $600,000, (and 4.5% of the gross offering proceeds from the Units sold in the over-allotment option) of the Public Offering, to the underwriter upon the Company’s consummation of the Business Combination. The underwriter is not entitled to any interest accrued on the Deferred Discount, and no Deferred Discount is payable to the underwriter if there is no Business Combination.

F-11

Registration Rights

The Initial Shareholders and the holder of the Private Units (or underlying ordinary shares) will be entitled to registration rights with respect to the initial shares and the Private Units (or underlying ordinary shares) pursuant to an agreement signed on the effective date of the Public Offering. The holders of the majority of the initial shares are entitled to demand that the Company register these shares at any time commencing three months prior to the first anniversary of the consummation of a Business Combination. The holders of the Private Units (or underlying ordinary shares) are entitled to demand that the Company register these securities at any time after the Company consummates a Business Combination. In addition, the holders have certain “piggy- back” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

Note 6 — Shareholder Equity

Preferred Shares

The Company is authorized to issue 1,000,000 preferred shares with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors. As of August 18, 2015, there are no preferred shares issued or outstanding.

Ordinary Shares

The Company is authorized to issue 100,000,000 ordinary shares with a par value of $0.0001 per share. Holders of the Company’s common stock are entitled to one vote for each common share. At August 18, 2015, there were 2,460,000 shares of common stock issued and outstanding excluding 3,000,000 shares subject to possible conversion. This amount includes 150,000 shares subject to forfeiture to the extent the underwriter’s over-allotment option is not exercised in full.

F-12